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                                                                 EXHIBIT 10.12.8



Information contained herein, marked with [***], is being filed separately with the Commission pursuant to a request for confidential treatment.


"This Amendment #3 to the Launch Services Agreement 94.5.918 of 21 November 1994 is entered into between:



ARIANESPACE S.A., a company organized under the laws of France and having its principal office at Boulevard de l'Europe, 91006 EVRY, France.

and

PanAmSat Corporation a company organized under the laws of the State of Delaware with principal offices located at One Pickwick Plaza, Greenwich, Connecticut, U.S.A.



Reference is made to the Launch Services Agreement 94.5.918 executed between PanAmSat Corporation and ARIANESPACE on November 21, 1994 for the Launch of the PanAmSat 6 Satellite as amended (said agreement being hereinafter referred to as the "Agreement" and said Launch being hereafter referred to as the "Launch").

As previously agreed by the Parties, the Launch is scheduled to take place on an Ariane 4 Launch Vehicle, and the Launch Day had, prior to the date hereof, been set for 17 December 1996. The Parties hereby modify the Launch Slot to extend from 1 April 1997 up to and including 30 April 1997 (hereafter "the Reference Launch Slot") with a target Launch Day of 16 April 1997.

The two Parties agree to amend the terms of the Agreement as follows:



I.

A) In Paragraph 4.5. of the Agreement, the reference to Paragraph 4.3. is hereby deleted.

B)       Paragraph 4.4. shall be replaced by the following:

4.4. Should the Launch be performed on an Ariane 5 Launch Vehicle and the Launch Mission result in

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           4.4.1  Launch Failure, ARIANESPACE shall perform a Reflight, in accordance with the provisions of this Agreement, provided that no further payment by Customer to ARIANESPACE shall be due for the provision of (i) Launch Services for the Launch of a replacement Satellite on condition that the maximum mass of such Satellite is equal to the mass of the initial Satellite, and (ii) such Associated Services as are retained by Customer as of the date of execution of this Agreement, except as provided for in Paragraph 8.1.3. of Article 8 of this Agreement, in case of postponement.

           4.4.2 Partial Failure, ARIANESPACE shall pay to Customer an amount as obtained by multiplying the Guarantee Amount by the Loss Quantum if the Launch Mission has resulted in a Partial Failure. The resulting amount will be subject to a deductible equal to twenty percent (20%) of the Guarantee Amount provided for the Launch, in accordance with the following formula:

                      (Guarantee Amount x Loss Quantum) minus deductible.

                  Any sum due by ARIANESPACE under this Paragraph 4.4.2. shall be paid within the sixty (60) day period following the date the Parties have agreed on the Launch Failure or the Partial Failure and the application of the Loss Quantum, provided that Customer has paid out all amounts due and payable by it under this Agreement prior to Launch.


II.

Notwithstanding the provisions of Paragraph 8.1.1. of the Agreement, Customer shall be entitled to increase the Satellite mass to 3420 kg. (without adaptor).
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Information below, marked with [***], is being filed separately with the
Commission pursuant to a request for confidential treatment.


III.

Paragraph 10.1.1. of the Agreement shall be replaced by the following:

   10.1.1.

        i)  for the price referred to in Paragraph 8.1.1.i)

          ------------------------- --------------------------------------------
                                       Percentage of the portion of the Launch
                    DATE             Services Price referred to in Subparagraph
                                       8.1.1.i) of Article 8 of this Agreement
          ------------------------- --------------------------------------------

                   [*****]                            [*****]


[******************************************************************************]
Such computation shall be based on a year of 360 days. In addition, the following conditions shall be applicable to this payment:

                                    [*****]
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Information below, marked with [***], is being filed separately with the
Commission pursuant to a request for confidential treatment.


[******************************************************************************]


ii) To secure Customer's obligation to pay ARIANESPACE the D Payment, [******* *******************************************************************************]


[******************************************************************************]

     [*************************************************************************]

     [*************************************************************************]
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IV.

Reference to the payment due at A in the last sentence of Paragraph 11.4 shall be replaced by a reference to the payment due at D.



V.

The Parties agree to accelerate the Launch to a Launch Day prior to the present Launch Day if both the Satellite and a Launch Opportunity should become available for an earlier Launch. With this aim, Customer will attempt to have the Satellite delivered to the Launch Base to accommodate an earlier Launch.



VI.

The Parties agree that upon the occurrence of one of the following two events:

      -if the effective duration of Customer postponements for the Launch are in excess of thirty one (31) days beyond the Reference Launch Slot; or

      -if the effective duration of ARIANESPACE postponements under Paragraph 11.3.1.1.a) or d) of the Agreement for the Launch Period, the Launch Slot or the Launch Day for the Launch are in excess of thirty (31) days beyond the Reference Launch Slot; being understood that postponements under Paragraph 11.3.1.b) and c) are not applicable to the time period considered under this Paragraph VI.

(any such occurrence being referred to as a Status Quo Ante Event for the purposes of this Amendment #3)

Paragraphs I. to V. of this Amendment #3 shall become ineffective, and the Agreement shall be restored to its previous provisions as they were in effect before execution of this Amendment #3. The Parties may mutually agree, depending on the circumstances, to extend the time periods set forth under this Paragraph VI.
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VII.

This Amendment #3 constitutes an amendment to the Agreement within the meaning of its Paragraph 20.6.



Executed this 31st day of December 1996


FOR ARIANESPACE                                        FOR PANAMSAT CORPORATION

/s/ H. Franci                                          /s/ Frederick A. Landman
-------------------------------                        ------------------------
H. Franci                                              Frederick A. Landman